EXHIBIT 23.1

                          Independent Auditors' Consent




We consent to the use of our report included herein and to the reference of our firm under the heading "Experts" in the prospectus.


                                                       /s/ KPMG Peat Marwick LLP

Houston, Texas
March 27, 1997